Exhibit 99.1

BIOMET ANNOUNCES FOURTH QUARTER AND FISCAL 2009 FINANCIAL RESULTS

WARSAW, Ind., July 14, 2009 – Biomet, Inc. announced today financial results for its fourth quarter and fiscal year ended May 31, 2009. The Company announced preliminary net sales results for the fiscal fourth quarter and twelve month period in its press release issued June 26, 2009, which is posted on Biomet’s website at www.biomet.com in the Investors Section. There have been no changes to the net sales results following the release of the preliminary net sales results.

Fourth Quarter Financial Results

During the fourth quarter of fiscal year 2009, net sales increased 1% to $639.3 million, compared to net sales during the fourth quarter of fiscal year 2008 of $635.6 million. On a constant currency basis, net sales increased 7% during the fourth quarter. Domestic sales increased 9% to $392.0 million, while sales outside the United States decreased 11% (+5% constant currency) to $247.3 million during the fourth quarter. Net sales of the Company’s Reconstructive segment, excluding dental implants, increased 3% (11% constant currency) worldwide during the quarter.

The Company recorded $311.8 million of special items (pre-tax) during the fourth quarter of fiscal year 2009, which consisted of the following items:

•	$103.6 million of amortization and depreciation expense related to the Merger;

•	$102.6 million charge resulting from finalizing the non-cash goodwill and intangible asset impairment related to the dental reconstructive business;

•	$64.4 million of settlements and reserves associated with the previously disclosed King litigation and other legal fees;

•	$20.5 million of inventory charges related to a product rationalization program in the Company’s Spine and Trauma business; and

•	$20.7 million of other special items, including operational improvement and restructuring costs and non-cash stock compensation expense.

On a reported basis, operating loss for the fourth quarter was $107.2 million, compared to operating income of $44.8 million for the fourth quarter of the prior fiscal year. Excluding special charges in both periods, adjusted operating income increased 12% to $204.6 million for the fourth quarter, compared to adjusted operating income of $182.2 million in the same period of the prior fiscal year.

The Company recorded a net loss of $170.9 million for the fourth quarter of fiscal year 2009, on a reported basis, in comparison to a net loss of $91.5 million for the same period in the prior fiscal year. Excluding special charges, adjusted net income was $66.3 million during the quarter, compared to $18.8 million for the fourth quarter in the prior fiscal year.

Net interest expense for the fourth quarter was $134.5 million compared to $144.6 million during the fourth quarter of fiscal year 2008.

Excluding special charges and stock compensation expense in both periods, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the fourth quarter increased 10.0% to $242.5 million, or 37.9% of net sales, compared to adjusted EBITDA of $220.5 million, or 34.7% of net sales, for the fourth quarter of fiscal year 2008.

Free cash flow (operating cash flow minus capital expenditures) was $58.8 million for fiscal year ended May 31, 2009. Unlevered free cash flow (cash flow before debt service) totaled $592.1 million for the twelve-month period ended May 31, 2009, and $197.3 million for the fourth quarter of fiscal year 2009.

The Company’s reported net debt balance as of May 31, 2009 was $5.997 billion, including cash on hand of $215.6 million, for a net debt reduction of $147.9 million since the Merger date of September 25, 2007. Reflected in this net debt reduction is $31.9 million of unfavorable foreign currency translation on the Company’s Euro denominated Term Loan.

At May 31, 2009, the Company’s senior secured leverage ratio was at 3.7 times adjusted EBITDA (including run rate cost savings as defined in the Credit Agreement dated September 25, 2007), compared to 4.7 times at the Merger date. The Company’s net debt leverage ratio was 6.2 times adjusted EBITDA (including run rate cost savings as defined in the Credit Agreement dated September 25, 2007) at fiscal year end, in comparison to 7.7 times at the time of the Merger.

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on our website at www.biomet.com in the Investors Section.

Full Year Financial Results (Combined1)

For the twelve months ended May 31, 2009, net sales increased 5% to $2.504 billion from $2.383 billion in the prior fiscal year. On a constant currency basis, net sales increased 8% worldwide. Sales in the United States increased 10% during fiscal year 2009, while sales outside of the United States decreased 1% (+6% constant currency). Net sales of the Company’s Reconstructive segment, excluding dental implants, increased 8% (12% constant currency) worldwide during fiscal year 2009. On a worldwide and constant currency basis, knee and hip sales increased 12% and 11%, respectively.

During the twelve-month period ended May 31, 2009, the Company incurred special charges (pre-tax) of $1,129.8 million, consisting of the following:

•	$392.8 million of amortization and depreciation expense related to the Merger;

•	$551.1 million non-cash goodwill and intangible asset impairment charge related to the dental reconstructive business;

•	$87.8 million of settlements and reserves associated with the previously disclosed King litigation and other legal fees;

•	$20.5 million of inventory charges related to a product rationalization program in the Company’s Spine and Trauma business; and

•	$77.6 million of other special items, including $34.8 million of operational improvement and restructuring costs, as well as $33.9 million of non-cash stock compensation expense.

On a reported basis, operating loss for fiscal year 2009 was $348.3 million, compared to $750.5 million for fiscal year 2008. Excluding special charges, adjusted operating income for fiscal year 2009 increased 11% to $781.5 million, or 31.2% of net sales, compared to $702.4 million, or 29.5% of net sales, in the prior fiscal year.

Net interest expense for fiscal year 2009 was $547.1 million, compared to $516.6 million in fiscal year 2008.

The Company recorded a net loss for fiscal year 2009 of $749.2 million, compared to $1,018.8 million for fiscal year 2008. Excluding special charges in both years, adjusted net income for fiscal year 2009 was $158.1 million, compared to $107.4 million for the same period in the prior year.

Excluding special charges and stock compensation expense in both periods, adjusted EBITDA for fiscal year 2009 increased 12% to $926.4 million, or 37.0% of sales compared to adjusted EBITDA of $829.1 million or 34.8% of sales for fiscal year 2008.

Biomet’s President and Chief Executive Officer Jeffrey R. Binder commented, “I’m extremely pleased with the Biomet team’s overall performance during both the fourth quarter and our full fiscal year 2009. We continued to take additional market share in our orthopedic reconstructive business during fiscal 2009, with double-digit sales growth in hips, knees and extremities. Our sports medicine, craniomaxillofacial fixation and biologics divisions each recorded double-digit sales growth during fiscal 2009, as well, while our spine business continued to gain momentum each quarter throughout the year, reaching double-digit sales growth during the fourth quarter.”

Mr. Binder continued, “In addition to our strong sales driven by new products and good sales execution, we made significant progress with our value creation program and maintained good discipline in operational expense management, providing additional opportunities to increase the bottom line. During fiscal year 2009, we were able to further improve our leverage ratios with adjusted EBITDA growth of 10% for the fourth quarter and 12% for the full year. We are working hard toward delivering another strong year in fiscal 2010.”

[1]

In this press release and related website schedules, the June 1 to July 11, 2007 and July 12 to May 31, 2008 periods have been combined and are referred to as “Combined”. The combined presentation does not comply with U.S. GAAP, but is presented because we believe it provides the most meaningful comparison of our results. The results of the Successor are not comparable to the results of the Predecessor due to the difference in basis of presentation of purchase accounting as compared to historical cost.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, autologous therapies and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

The Transaction

Biomet Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group L.P., Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. L.P. and TPG Capital.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the possible enactment of federal or state health care reform, the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K (as amended) and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales, excluding the impact of foreign currency (constant currency), operating income as adjusted, net income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (as defined by our bank agreement, the method to calculate this is likely to be different from methods used by other companies). In addition, information for the period from June 1 to July 11, 2007 (“Predecessor” and the date which the merger of Biomet with a company owned by a consortium of private equity funds occurred, with Biomet as the surviving entity) and from July 12, 2007 to May 31, 2008 (“Successor”) periods have been combined and are referred to as “Combined” in the press release and attached statements. The combined presentation does not comply with U.S. GAAP, but is presented because we believe it provides the most meaningful comparison of our results. The results of the Successor are not comparable to the results of the Predecessor due to the difference in basis of presentation of purchase accounting as compared to historical cost.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our bank agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, costs associated with stock option accounting issues, payments to distributors that are not in the ordinary course of business, litigation costs, and other related charges.

The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. Management uses these measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to team member performance compensation targets, including equity incentives. Investors should consider these non-GAAP measures only supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP in the United States.

Biomet, Inc.

Product Net Sales*

Three Month Period Ended May 31, 2009 and May 31, 2008

(In millions, unaudited)

	Q4 2009	Q4 2008	Reported Growth %	Constant Currency Growth %
Reconstructive	$468.2	$473.4	(1.1)%	6.6%
Fixation	58.5	58.3	0.3%	5.0%
Spine	61.5	53.1	15.9%	18.0%
Other	51.1	50.8	0.6%	6.8%

Total Sales	$639.3	$635.6	0.6%	7.4%

	Q4 2009 Net Sales Growth As Reported	FX Impact	Q4 2009 Net Sales Growth in Local Currencies	Impact of Dental	Q4 2009 Net Sales Growth in Local Currencies Excluding Dental
Reconstructive	(1.1)%	7.7%	6.6%	4.2%	10.8%
Hips	1.3%	8.0%	9.3%
Knees	3.5%	7.4%	10.9%
Extremities	8.6%	8.9%	17.5%
Dental	(19.1)%	6.4%	(12.7)%
Other	4.6%	9.6%	14.2%
Fixation	0.3%	4.7%	5.0%
Spine	15.9%	2.1%	18.0%
Other	0.6%	6.2%	6.8%

Total Sales	0.6%	6.8%	7.4%	3.1%	10.5%

*	See Non-GAAP Financial Measures Disclosure Below

Biomet, Inc.

Product Net Sales*

Year Ended May 31, 2009 and May 31, 2008

(In millions, unaudited)

	Fiscal 2009	(Combined)* Fiscal 2008	Reported Growth %	Constant Currency Growth %
Reconstructive	$1,851.0	$1,756.7	5.4%	9.0%
Fixation	234.1	230.3	1.6%	3.8%
Spine	222.1	208.0	6.8%	7.4%
Other	196.9	188.3	4.6%	7.3%

Total Sales	$2,504.1	$2,383.3	5.1%	8.2%

	FY 2009 Net Sales Growth As Reported		FX Impact	FY 2009 Net Sales Growth in Local Currencies		Impact of Dental	FY 2009 Net Sales Growth in Local Currencies Excluding Dental
Reconstructive	5.4%		3.6%	9.0%		3.0%	12.0%
Hips	8.0%		3.4%	11.4%
Knees	7.9%		3.7%	11.6%
Extremities	10.1%		4.5%	14.6%
Dental	(8.9	) %	3.1%	(5.8	) %
Other	10.2%		4.4%	14.6%
Fixation	1.6%		2.2%	3.8%
Spine	6.8%		0.6%	7.4%
Other	4.6%		2.7%	7.3%

Total Sales	5.1%		3.1%	8.2%		2.0%	10.2%

	FY 2009 Net Sales Growth As Reported	Impact of Dental	FY 2009 Net Sales Growth As Reported Excluding Dental
Reconstructive	5.4%	2.9%	8.3%

*	See Non-GAAP Financial Measures Disclosure Below

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Three Month Period Ended May 31, 2009 and May 31, 2008

(In millions, unaudited)

	Q4 2009	Q4 2008	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$392.0	$358.0	9.5%	9.5%
Europe	179.0	206.9	(13.5)%	4.2%
International	68.3	70.7	(3.3)%	6.1%

Total	$639.3	$635.6	0.6%	7.4%

	Q4 2009 Net Sales Growth As Reported	FX Impact	Q4 2009 Net Sales Growth in Local Currencies	Impact of Dental	Q4 2009 Net Sales Growth Excluding Dental (Constant Currency)
United States	9.5%	—%	9.5%	2.4%	11.9%
Europe	(13.5)%	17.7%	4.2%	5.3%	9.5%
International	(3.3)%	9.4%	6.1%	(0.3)%	5.8%

Total net sales	0.6%	6.8%	7.4%	3.1%	10.5%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Year Ended May 31, 2009 and May 31, 2008

(In millions, unaudited)

	Fiscal 2009	(Combined)* Fiscal 2008	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$1,527.9	$1,394.0	9.6%	9.6%
Europe	711.7	734.5	(3.1)%	5.6%
International	264.5	254.8	3.8%	8.0%

Total	$2,504.1	$2,383.3	5.1%	8.2%

	FY 2009 Net Sales Growth As Reported	FX Impact	FY 2009 Net Sales Growth in Local Currencies	Impact of Dental	FY 2009 Net Sales Excluding Dental (Constant Currency)
United States	9.6%	—%	9.6%	1.6%	11.2%
Europe	(3.1)%	8.7%	5.6%	3.2%	8.8%
International	3.8%	4.2%	8.0%	0.3%	8.3%

Total net sales	5.1%	3.1%	8.2%	2.0%	10.2%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

As Reported Consolidated Statements of Operations

(In millions, unaudited)

	Three Months Ended May 31, 2009	Three Months Ended May 31, 2008
Net sales	$639.3	$635.6
Cost of sales	265.9	201.2

Gross profit	373.4	434.4
Gross profit percentage	58.4%	68.3%

Selling, general and administrative	251.4	263.8
Research and development	26.6	23.1
Amortization	100.0	102.7
Goodwill and intangible assets impairment charge	102.6	—

Operating income (loss)	(107.2)	44.8
Percentage of Sales	-16.8%	7.0%

Other expense (income), net	(5.3)	8.6
Interest expense, net	134.5	144.6

Income (loss) before income taxes	(236.4)	(108.4)

Income taxes	(65.5)	(16.9)

Tax rate	27.7%	15.6%

Net income (loss)	$(170.9)	$(91.5)

Percentage of Sales	-26.7%	-14.4%

Biomet, Inc.

As Reported Consolidated Statements of Operations

(In millions, unaudited)

	(Successor) Year Ended May 31, 2009	(Successor) Period from July 12, 2007 to May 31, 2008	(Predecessor) Period from June 1, 2007 to July 11, 2007
Net sales	$2,504.1	$2,134.5	$248.8
Cost of sales	828.4	814.7	102.3

Gross profit	1,675.7	1,319.8	146.5
Gross profit percentage	66.9%	61.8%	58.9%

Selling, general and administrative	1,003.6	1,097.6	194.2
Research and development	93.5	82.2	34.0
In-process research and development	—	479.0	—
Amortization	375.8	329.3	0.5
Goodwill and intangible assets impairment charge	551.1	—	—

Operating income (loss)	(348.3)	(668.3)	(82.2)
Percentage of Sales	-13.9%	-31.3%	-33.0%

Other expense (income), net	25.0	9.7	(0.6)
Interest expense, net	547.1	516.3	0.3

Income (loss) before income taxes	(920.4)	(1,194.3)	(81.9)

Income taxes	(171.2)	(230.1)	(27.3)

Tax rate	18.6%	19.3%	33.3%

Net income (loss)	$(749.2)	$(964.2)	$(54.6)

Percentage of Sales	-29.9%	-45.2%	-21.9%

BIOMET, INC.

Other Financial Information

Operating Income, as reported to Operating Income, as adjusted

(in millions, unaudited)

	Three Months Ended May 31, 2009	Three Months Ended May 31, 2008
Operating income, as reported	$(107.2)	$44.8
Purchase accounting depreciation	4.5	4.5
Purchase accounting amortization	99.1	102.7
Goodwill and intangible assets impairment charge	102.6	—
Share-based payment	7.6	14.3
Misdated option payroll tax	(1.0)	—
Litigation settlements and reserves and other legal fees	64.4	—
Operational restructuring	5.9	—
Consulting expenses related to operational improvement initiatives, and other related costs	5.4	13.5
Spine and trauma product rationalization	20.5	—
Sponsor fee	2.5	2.4
Other	0.3	—

Operating income, as adjusted*	$204.6	$182.2

* See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.
Other Financial Information
Operating Income, as reported to Operating Income, as adjusted
(in millions, unaudited)

	Year Ended May 31, 2009	(Combined)* Year Ended May 31, 2008
Operating income, as reported	$(348.3)	$(750.5)
Purchase accounting depreciation	17.9	14.6
Purchase accounting amortization	374.9	329.3
Goodwill and intangible assets impairment charge	551.1	—
Additional cost of sales for inventory write up to fair value	—	160.2
In-process research and development	—	479.0
Share-based payment	33.9	25.8
Misdated option payroll tax	(5.7)	—
In-the-money stock option settlement	—	112.8
Distributor agreements	2.0	41.7
Litigation settlements and reserves and other legal fees	87.8	26.9
Operational restructuring	15.8	—
Consulting expenses related to operational improvement initiatives, and other related costs	19.0	41.2
Spine and trauma product rationalization	20.5	—
Sponsor fee	9.2	8.4
Financing fees related to merger	—	171.6
Investment banker fee	—	29.6
Additional legal/merger related fees	—	11.8
Other	3.4	—

Operating income, as adjusted*	$781.5	$702.4

* See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

EBITDA and adjusted EBITDA

(in millions, unaudited)

	Three Months Ended May 31, 2009	Three Months Ended May 31, 2008
Operating income, as reported	$(107.2)	$44.8
Depreciation	41.5	42.8
Amortization	100.0	102.7

EBITDA, as reported*	$34.3	$190.3

Special items and purchase accounting adjustments:
Goodwill and intangible assets impairment charge	102.6	—
Share-based payment	7.6	14.3
Misdated option payroll tax	(1.0)	—
Litigation settlements and reserves and other legal fees	64.4	—
Operational restructuring	5.9	—
Consulting expenses related to operational improvement initiatives, and other related costs	5.4	13.5
Spine and trauma product rationalization	20.5	—
Sponsor fee	2.5	2.4
Other	0.3	—

EBITDA, as adjusted*	$242.5	$220.5

* See Non-GAAP Financial Measures Disclosure Above BIOMET, INC. Other Financial Information EBITDA and adjusted EBITDA (in millions, unaudited)
	Year Ended May 31, 2009	(Combined)* Year Ended May 31, 2008
Operating income, as reported	$(348.3)	$(750.5)
Depreciation	161.9	140.8
Amortization	375.8	329.8

EBITDA, as reported*	$189.4	$(279.9)

Special items and purchase accounting adjustments:
Additional cost of sales for inventory write up to fair value	—	160.2
In-process research and development	—	479.0
Goodwill and intangible assets impairment charge	551.1	—
Share-based payment	33.9	25.8
In-the-money stock option settlement	—	112.8
Misdated option payroll tax	(5.7)	—
Distributor agreements	2.0	41.7
Litigation settlements and reserves and other legal fees	87.8	26.9
Operational restructuring	15.8	—
Consulting expenses related to operational improvement initiatives, and other related costs	19.0	41.2
Spine and trauma product rationalization	20.5	—
Sponsor fee	9.2	8.4
Financing fees related to merger	—	171.6
Investment banker fee	—	29.6
Additional legal/merger related fees	—	11.8
Other	3.4	—

EBITDA, as adjusted*	$926.4	$829.1

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Net Income (Loss) to EBITDA, as reported

(in millions, unaudited)

	Three Months Ended May 31, 2009	Three Months Ended May 31, 2008
Net income (loss), as reported	$(170.9)	$(91.5)
Depreciation	41.5	42.8
Amortization	100.0	102.7
Interest expense, net	134.5	144.6
Other (income) expense, net	(5.3)	8.6
Income taxes	(65.5)	(16.9)

EBITDA, as reported*	$34.3	$190.3

* See Non-GAAP Financial Measures Disclosure Above BIOMET, INC. Other Financial Information Net Income (Loss) to EBITDA, as reported (in millions, unaudited)
	Year Ended May 31, 2009	(Combined)* Year Ended May 31, 2008
Net income (loss), as reported	$(749.2)	$(1,018.8)
Depreciation	161.9	140.8
Amortization	375.8	329.8
Interest expense, net	547.1	516.6
Other (income) expense, net	25.0	9.1
Income taxes	(171.2)	(257.4)

EBITDA, as reported*	$189.4	$(279.9)

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Reconciliation of GAAP Consolidated Net Income (Loss) to

Non-GAAP Adjusted Consolidated Net Income

(In millions, unaudited)

	Three Months Ended May 31, 2009	Three Months Ended May 31, 2008
Net income (loss), as reported	$(170.9)	$(91.5)
Purchase accounting depreciation	4.5	4.5
Purchase accounting amortization	99.1	102.7
Goodwill and intangible assets impairment charge	102.6	—
Share-based payment	7.6	14.3
Misdated option payroll tax	(1.0)	—
Litigation settlements and reserves and other legal fees	64.4	—
Operational restructuring	5.9	—
Consulting expenses related to operational improvement initiatives, and other related costs	5.4	13.5
Spine and trauma product rationalization	20.5	—
Sponsor fee	2.5	2.4
Other	0.3	—
Tax effect on special and purchase accounting items	(74.6)	(27.1)

Net income, as adjusted*	$66.3	$18.8

* See Non-GAAP Financial Measures Disclosure Above BIOMET, INC. Reconciliation of GAAP Consolidated Net Income (Loss) to Non-GAAP Adjusted Consolidated Net Income (In millions, unaudited)

	Year Ended May 31, 2009	(Combined)* Year Ended May 31, 2008
Net income (loss), as reported	$(749.2)	$(1,018.8)
Purchase accounting depreciation	17.9	14.6
Purchase accounting amortization	374.9	329.3
Goodwill and intangible assets impairment charge	551.1	—
Additional cost of sales for inventory write up to fair value	—	160.2
In-process research and development	—	479.0
Share-based payment	33.9	25.8
In-the-money stock option settlement		112.8
Misdated option payroll tax	(5.7)	—
Distributor agreements	2.0	41.7
Litigation settlements and reserves and other legal fees	87.8	26.9
Operational restructuring	15.8	—
Consulting expenses related to operational improvement initiatives, and other related costs	19.0	41.2
Spine and trauma product rationalization	20.5	—
Sponsor fee	9.2	8.4
Financing fees related to merger	—	171.6
Investing banking fee	—	29.6
Additional legal/merger related fees	—	11.8
Other	3.4	—
Tax effect on special and purchase accounting items	(222.5)	(326.7)

Net income, as adjusted*	$158.1	$107.4

*	See Non-GAAP Financial Measures Disclosure Above

BIOMET, INC.

Other Financial Information

Net Debt Leverage Ratio

(in millions, unaudited)

	Year Ended May 31, 2009
Operating income, as reported	$(348.3)
Depreciation	161.9
Amortization	375.8

EBITDA, as reported*	$189.4

Special items and purchase accounting adjustments:
Goodwill and intangible assets impairment charge	551.1
Share-based payment	33.9
Misdated option payroll tax	(5.7)
Distributor agreements	2.0
Litigation settlements and reserves and other legal fees	87.8
Operational restructuring	15.8
Consulting expenses related to operational improvement initiatives, and other related costs	19.0
Spine and trauma product rationalization	20.5
Sponsor fee	9.2
Other	3.4

EBITDA, as adjusted*	$926.4

Run rate cost savings**	$39.5

EBITDA, as adjusted including run rate cost savings*	$965.9	B

Gross debt	$6,212.7
Cash	(215.6)

Net debt*	$5,997.1	A

Net Debt Leverage Ratio*	6.2	A /B

*	See Non-GAAP Financial Measures Disclosure Above
**	As defined by the Credit Agreement dated September 25, 2007

BIOMET, INC.

Other Financial Information

Senior Secured Leverage Ratio

(in millions, unaudited)

	Year Ended May 31, 2009
Operating income, as reported	$(348.3)
Depreciation	161.9
Amortization	375.8

EBITDA, as reported*	$189.4

Special items and purchase accounting adjustments:
Goodwill and intangible assets impairment charge	551.1
Share-based payment	33.9
Misdated option payroll tax	(5.7)
Distributor agreements	2.0
Litigation settlements and reserves and other legal fees	87.8
Operational restructuring	15.8
Consulting expenses related to operational improvement initiatives, and other related costs	19.0
Spine and trauma product rationalization	20.5
Sponsor fee	9.2
Other	3.4

EBITDA, as adjusted*	$926.4

Run rate cost savings**	$39.5

EBITDA, as adjusted including run rate cost savings*	$965.9	B

Term Loans (USD and Euro)	$3,524.7
Asset based revolver	65.2

Senior Secured Debt	$3,589.9	A

Senior Secured Leverage Ratio*	3.7	A / B

*	See Non-GAAP Financial Measures Disclosure Above
**	As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Balance Sheets

(In millions, unaudited)

	(Preliminary) May 31, 2009	May 31, 2008
Assets
Cash and cash equivalents	$215.6	$127.6
Accounts receivable, net	511.1	486.2
Income tax receivable	20.0	48.8
Inventories	523.9	539.7
Current deferred income taxes	78.4	100.7
Prepaids and other current assets	39.1	46.7
Property, plant and equipment, net	636.1	640.9
Intangible assets, net	5,680.0	6,208.2
Goodwill	4,780.5	5,368.2
Other assets	116.2	160.2

Total Assets	$12,600.9	$13,727.2

Liabilities and Stockholders’ Equity
Current liabilities	$477.0	$408.2
Accrued interest	73.1	80.9
Short-term borrowings	81.2	75.4
Long-term debt	6,131.5	6,217.2
Deferred income taxes, long-term	1,816.3	2,044.1
Other long-term liabilities	181.5	51.3
Stockholders’ equity	3,840.3	4,850.1

Total Liabilities and Stockholders’ Equity	$12,600.9	$13,727.2

Net Debt (a)*	$5,997.1	$6,165.0

(a)	Net debt is the sum of total debt less cash and cash equivalents and short-term investments.
*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Consolidated Statements of Cash Flows

(In millions, unaudited)

	(Preliminary) (Successor) Year Ended May 31, 2009	(Successor) Period from July 12, 2007 to May 31, 2008	(Predecessor) Period from June 1, 2007 to July 11, 2007
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net loss	$(749.2)	$(964.2)	$(54.6)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	537.7	461.0	9.3
Amortization of deferred financing costs	11.3	7.7	—
In-process research and development charge	—	479.0	—
Stock based compensation expense	33.9	25.8	—
Inventory step-up related to merger	—	160.3	—
Provision for doubtful accounts receivable	(10.5)	—	—
Loss (gain) and impairment on investments, net	14.6	—	(7.0)
Goodwill and intangible assets impairment charge	551.1	—	—
Provision for inventory obsolescence	9.9	7.7	—
Deferred income taxes	(194.3)	(27.5)	76.7
Excess tax benefit from exercise of stock options	—	—	(3.9)
Other	(26.4)	(0.4)	—
Changes in operating assets and liabilities, net of effects from acquisition:
Accounts receivable	(38.8)	(14.9)	5.8
Inventories	(27.9)	5.7	(12.0)
Prepaid expenses	3.1	25.2	—
Accounts payable	19.6	13.4	(1.6)
Accrued (refundable) income taxes	39.4	(17.8)	—
Accrued interest	(7.8)	80.9	—
Share-based compensation accrual related to Merger	—	—	112.8
Other	78.1	(53.0)	(66.1)

Net cash provided by operating activities	243.8	188.9	59.4

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net proceeds (purchases) from sale and purchase of investments	3.1	84.7	42.8
Capital expenditures	(185.0)	(167.9)	(22.0)
Acquisitions, net of cash acquired	(13.0)	(0.4)	(9.8)
Acquisition of Biomet, Inc.	—	(11,638.2)	—

Net cash provided by (used in) investing activities	(194.9)	(11,721.8)	11.0

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Increase (decrease) in short-term borrowings	—	(51.0)	0.2
Proceeds under revolving credit agreements	213.6	—	—
Payments under revolving credit agreements	(138.2)	(134.6)
Payments under senior secured credit facility	(35.7)	(18.3)	—
Proceeds from long-term debt - merger	—	6,250.7	—
Payment of deferred financing costs	—	(87.1)	—
Equity:
Capital contributions	3.7	5,521.9	—
Repurchase of common shares	(0.9)	—	(2.8)
Excess tax benefit from exercise of stock options	—	—	3.9

Net cash provided by financing activities	42.5	11,481.6	1.1
Effect of exchange rate changes on cash	(3.4)	2.0	0.1

Increase (decrease) in cash and cash equivalents	88.0	(49.3)	71.6
Cash and cash equivalents, beginning of period	127.6	176.9	105.1

Cash and cash equivalents, end of period	$215.6	$127.6	$176.7

BIOMET, INC.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Three Months Ended May 31, 2009	Year Ended May 31, 2009
Net Income (loss)	$(170.9)	$(749.2)
Adjustments:
Depreciation and amortization	141.5	537.7
Goodwill and intangible assets impairment charge	102.6	551.1
Amortization of deferred financing costs	2.8	11.3
Non-cash stock compensation expense	7.6	33.9
Loss on investments	1.0	14.6
Provision for accounts receivable	(3.1)	(10.5)
Provision for inventory obsolescence	9.0	9.9
Deferred income taxes	(48.3)	(194.3)
Other	(30.3)	(26.4)

TOTAL	11.9	178.1

Changes In:
Accounts and notes receivables, net	5.8	(38.8)
Inventories	(5.2)	(27.9)
Prepaid expenses	2.0	3.1
Accounts payable	26.5	19.6
Accrued (refundable) income taxes	(13.0)	39.4
Accrued Interest	(67.1)	(7.8)
Other	86.5	78.1

Cash From Operations	$47.4	$243.8

Capital expenditures	(57.6)	(185.0)

Free Cash Flow	$(10.2)	$58.8

Acquisitions, net of cash acquired	(3.5)	(13.0)
Proceeds from sale and maturities of investments	3.1	3.1
Capital contributions	—	3.7
Repurchase of common shares	(0.2)	(0.9)
Add back: cash paid for interest	200.1	543.8
Effect of exchange rates on cash	8.0	(3.4)

Unlevered Free Cash Flow	$197.3	$592.1